Exhibit 99.1

Sharps Compliance Corp. Investor Presentation February 2007

Safe Harbor Statement These slides contain (and the accompanying oral discussion will contain) “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. The words “believe”, “estimate”, “anticipate”, “project” and “expect” and similar expressions are intended to identify forward-looking statements. Such statements involve known and unknown risks, uncertainties and other factors that could cause the actual results of the Company to differ materially from the results expressed or implied by such statements, including general economic and business conditions, conditions affecting the industries served by the Company, conditions affecting the Company’s customers and suppliers, competitor responses to the Company’s products and services, the overall market acceptance of such products and services, the effect of the Company’s strategy and other factors disclosed in the Company’s periodic reports filed with the Securities and Exchange Commission. Consequently such forward looking statements should be regarded as the Company’s current plans, estimates and beliefs. The Company does not undertake and specifically declines any obligation to publicly release the results of any revisions to these forward-looking statements that may be made to reflect any future events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

Sharps Compliance Corp. Sharps Compliance Corp. • OTC BB: SCOM.OB • Market capitalization (2/07/07) $33.6 • 52-week range (for the period ending 2/07/07) $0.70 - $3.53 • Recent price (2/07/07) $3.15 • Total shares out 10.7 million • Avg. daily trading volume (3 mos.) 33,694 • Insider ownership (excluding options) 41% • Fiscal Year End June 30

Sharps Compliance Corp. Sharps Compliance Corp. • Develops mail back products, transportation and disposal infrastructure and information management system for small quantity generators (“SQG”) of medical sharps • Created the market for safe, efficient and low cost products and services - Target SQGs • Primary markets: - Healthcare, pharmaceutical, retail, agricultural, hospitality, industrial/commercial, professional and residential • Vertically integrated product and service provider - Sharps waste disposal systems and products (manufacturer) - Collection, tracking, treatment and disposal of sharps waste - Fulfillment alternatives

Opportunity: Critical Public Disposal Problems Opportunity: Critical Public Disposal Problems • Syringe disposal inconvenient for home health patients - Estimated 9 to 10 million Americans self-inject legal medications(1) - Estimated 2 billion used syringes disposed of annually outside of the healthcare setting(1) • Coffee cans, plastic bottles, trash and trash recycling containers - Estimated 29 to 40 million mail back containers per year(2) - Estimated $1 billion market; less than 1% penetration to date • Inconsistent and unclear regulations for medical waste disposal • Growing potential harm from accidental needle sticks (1) Source: Coalition for Safe Needle Disposal (2) Computed as 2 billion divided by 50 syringes and 70 syringes per conta

Driving Forces Driving Forces • Government regulations - California Senate Bill 1305 U.S. - Massachusetts Senate Bill 2569 - EPA Guidance • Emerging market opportunities (retail setting) - Health screening and healthcare clinics for non-emergency care • Drugstores, grocery stores and discount chain stores • Estimated 150 retail clinics currently; growing to 2,000 to 3,000 in one to two years - On-site flu shot and innoculations • Immunizing pharmacist • Pharmaceutical manufacturers value proposition - Add value and marketing power by including disposal system with injectable drugs delivered directly to homes • Estimated 20+ self-injectable “chronic” drugs with 10,000 to 200,000 patients per drug(1) • Sharps product seen as a vehicle to increase drug compliance (1) Source: Derived from various sources including product websites and the Physician’s Desk Reference.

Sharps Sharps’ Delivers Solutions Delivers Solutions • Vertically integrated to provide full array of products and services - Manufacturing and assembly - Fulfillment alternatives - Collection of medical waste • U.S. Postal Service and UPS approved, pre-paid transportation box - State of the art tracking system • Documentation of receipt, weight and destruction of contents • SharpsTracer®, internet-based tracking program • Sharps waste treatment and disposal - Significant differentiator in the industry • Solutions and service focus - Information on product and patient usage, compliance, etc.

Product and Service Sales Product and Service Sales SureTemp Totes, 8% Asset Return Systems, 5% Other products, 7% Pitch-It IV Poles, 15% Disposal by Mail Systems, 65% Q2 YTD FY 2007 Revenue = $6.2 million * * 56% of revenue in FY 2004.

Product and Service Breadth • Sharps Disposal By Mail System® - Cost effective and convenient - Containment, transportation, tracking, treatment and disposal of sharps waste - Leading product on the market • USPS and UPS approved • Variety of system sizes to meet customers’ needs • Recommended disposal method in California and Massachusetts legislation

Product Sales by Market Product Sales by Market Q2 YTD FY 2007 Revenue = $6.2 million Commercial/ Industrial, 5.1% Agriculture, 5.5% Retail, 14.1% Hospitality, 5.0% Professional, 4.5% Others, 5.6% Healthcare, 60.2% Leading Opportunities - Pharmaceutical - Commercial/ Industrial - Retail - Hospitality * * 80% of revenue in FY 2004.

Targeted Growth Markets Targeted Growth Markets • Pharmaceutical - Emerging market with high growth potential - Manufacturers adding value by bundling disposal services • Retail - Growth in clinics for non-emergency care (retail settings) and innoculations and flu shots administered in retail settings • Commercial/Industrial - Industrial commercial high-traffic facilities • Hospitality - Hotel, restaurants, retirement and assisted living facilities, contract food service providers

Additional Markets • Healthcare - 60% of current sales (six months ended December 31, 2006) - Home healthcare - maturing market • Agricultural - Products designed for disposal of syringes used on animals • Residential - Municipal waste programs • Professional - Physician, dental, veterinarian and other service-related practices

Market Relationships Market Relationships • Sales channels - Direct sales • 70% of total sales are direct • 6 direct sales representatives are regionally and/or target market focused - West Coast (2); East Coast (3); Central U.S. (1) • Strong telesales approach • Targeted internet marketing - Distributor relationships • 30% of total sales through distributors • Filling the sales pipeline

Solid Business Model Solid Business Model • Recurring revenue with high customer retention • Early penetration into significant and developing markets • Target quarterly revenue growth of 15% - 40% (YOY) • Visibility based on historical ordering trends • Strong margin business - Low 40% gross margin - Stable S,G&A and operating infrastructure - Significant operational leverage • Experienced, innovative and aggressive management team - Flexibility to take advantage of market opportunities - Capability to rapidly respond

Building Revenue Building Revenue $6,513 $8,419 $8,619 $9,001 $10,563 $11,412 FY 2002 FY 2003 FY 2004 FY 2005 FY 2006 Q2 FY 2007 TTM (in thousands) 5 year CAGR = 11.9%

Rapid Revenue Increases Rapid Revenue Increases $2,660 $2,663 $2,531 $2,708 $2,991 $3,182 Q1 FY06 Q2 FY06 Q3 FY06 Q4 FY06 Q1 FY07 Q2 FY07 (in thousands) • Rapid acceleration drivers: - California legislation - Massachusetts legislation - Emerging markets

Realizing Operating Leverage Realizing Operating Leverage -15.2% -0.8% -1.9% 3.6% 6.4% FY 2003 FY 2004 FY 2005 FY 2006 Q2 FY 07 TTM Fiscal Year 6.5% 6.4% -0.1% 1.4% 10.0% 12.3% Q1 FY06 Q2 FY06 Q3 FY06 Q4 FY06 Q1FY07 Q2 F Y07 Quarterly

Net Income Growth Trend Net Income Growth Trend -$1,278 -$118 -$193 $382 $642 FY 2003 FY 2004 F Y 20 05 FY 2006 Q2 FY 07 TTM (in thousands) Fiscal Year $165 $167 -$2 $53 $292 $421 Q1 FY06 Q2 FY06 Q3 FY06 Q4 FY06 Q1 FY07 Q2 FY07 Quarterly

Converging Factors For Success Converging Factors For Success • Government regulations driving change • Experienced management team - Focused on strategy development and execution - Ability to leverage market opportunities - Public company experience • Rapidly gaining traction from last two years of sales and marketing activities • Lack of significant competition in non-healthcare SQG arena - Competing against “Do Nothing” attitude • Strong Board membership

Investment Considerations Investment Considerations • Leader in SQG market • Developing strong customer base • Recognized brand name • Powerful operating leverage • Value-added product and service features - Web tracking system - Electronic systems integration with customers - On-demand ordering capabilities • Consistent, high-quality performance

Sharps Compliance Corp. Investor Presentation February 2007